UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2015

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

PepsiCo Senior Notes Offering.

On October 8, 2015, PepsiCo, Inc. (“PepsiCo”) announced an offering of $700,000,000 of its Floating Rate Notes due 2017 (the “Floating Rate Notes”), $450,000,000 of its 1.000% Senior Notes due 2017 (the “2017 Notes”), $1,100,000,000 of its 2.150% Senior Notes due 2020 (the “2020 Notes”) and $750,000,000 of its 4.450% Senior Notes due 2046 (the “2046 Notes” and, together with the Floating Rate Notes, 2017 Notes and 2020 Notes, the “Notes”). Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated were joint bookrunners for the offering of the Notes.

The public offering price of the Floating Rate Notes was 100.000% of the principal amount, the public offering price of the 2017 Notes was 99.789% of the principal amount, the public offering price of the 2020 Notes was 99.892% of the principal amount and the public offering price of the 2046 Notes was 99.735% of the principal amount. PepsiCo received net proceeds of approximately $2,984 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper. The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated October 8, 2015 (incorporating the Underwriting Agreement Standard Provisions dated October 8, 2015) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-197640), filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2014. PepsiCo has filed with the SEC a prospectus supplement, dated October 8, 2015, together with the accompanying prospectus, dated July 25, 2014, relating to the offer and sale of the Notes.  The Notes were issued on October 14, 2015 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following table summarizes information about the Notes and the offering thereof.

Title of Securities:	Floating Rate Notes due 2017	1.000% Senior Notes due 2017	2.150% Senior Notes due 2020	4.450% Senior Notes due 2046

Aggregate principal amount offered:	$700,000,000	$450,000,000	$1,100,000,000	$750,000,000

Maturity date	October 13, 2017	October 13, 2017	October 14, 2020	April 14, 2046

Interest payment dates:	Quarterly on each January 13, April 13, July 13 and October 13, commencing on January 13, 2016.	Semi-annually on each April 13 and October 13, commencing on April 13, 2016.	Semi-annually on each April 14 and October 14, commencing on April 14, 2016.	Semi-annually on each April 14 and October 14, commencing on April 14, 2016.

Initial interest rate:	3-month LIBOR plus 35 basis points, determined on the second London banking day prior to October 14, 2015

Coupon:	–	1.000%	2.150%	4.450%

Optional redemption:	–	Prior to October 13, 2017, make-whole call at Treasury rate plus 10 basis points	Prior to September 14, 2020, make-whole call at Treasury rate plus 15 basis points; par call at any time on or after September 14, 2020	Prior to October 14, 2045, make-whole call at Treasury rate plus 25 basis points; par call at any time on or after October 14, 2045

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement and the forms of the Floating Rate Notes, 2017 Notes, 2020 Notes and 2046 Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes are incorporated by reference to Exhibit 4.5 hereto. The Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits

1.1

Terms Agreement dated October 8, 2015 (incorporating the Underwriting Agreement Standard Provisions dated October 8, 2015) among PepsiCo and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Notes due 2017.

4.2	Form of 1.000% Senior Notes due 2017.

4.3	Form of 2.150% Senior Notes due 2020.

4.4	Form of 4.450% Senior Notes due 2046.

4.5

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2015	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1

Terms Agreement dated October 8, 2015 (incorporating the Underwriting Agreement Standard Provisions dated October 8, 2015) among PepsiCo and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Notes due 2017.

4.2	Form of 1.000% Senior Notes due 2017.

4.3	Form of 2.150% Senior Notes due 2020.

4.4	Form of 4.450% Senior Notes due 2046.

4.5

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).